                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549

                                  --------------

                              AMENDMENT TO FORM 8-K


                                  CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                August 15, 1997
                     (Date of Earliest Event Reported)


                      LEXINGTON HEALTHCARE GROUP, INC.
       (Exact name of registrant as specified in its charter)


                     Commission File Number 0-22261

Delaware                                                06-1468252
--------                                                -----------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          identification No.)


35 Park Place, New Britain, CT                          06052
------------------------------                          ------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     860-223-6902

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                  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
                                   (Item 4)

As reported on Form 8-K on August 18, 1997 , the Board of Directors of Lexington Healthcare Group, Inc. appointed the firm of DiSanto Bertoline and Company, P.C. on August 15, 1997 as the Company's auditors replacing the firm of Richard A. Eisner and Company, LLP, which was dismissed by the Board of Directors effective the same date.

The report of Richard A. Eisner and Company, LLP on the Company's June 30, 1996 financial statements contained a qualification with respect to an uncertainty, namely the company's ability to continue as a going concern prior to its initial public stock offering.

In the fiscal year ended June 30, 1996, the Company had expended a substantial amount of current resources for fixed assets and a security deposit. During fiscal 1997, management has continued to implement plans including the following:

i) Materially reducing outlays for noncurrent assets.

ii) Vigorously promoting the Company's business by increasing patient occupancy levels, as well as the businesses of it subsidiaries, to enhance profitability and cash flows.

iii) Completing a public offering of 1,125,000 shares of common stock and warrants as discussed above which generated proceeds of approximately $5.8 million.

There were no disagreements as to accounting policies or other financial issues with the former accounting firm.

The change was made to obtain the services of a firm whom the registrant had utilized previously on specific tax and reimbursement matters and whose offices were geographically closer to the registrant's offices. The Company believes that DiSanto Bertoline & Company, P.C. is significantly experienced and knowledgeable with respect to Medicare and Medicaid reimbursement.

The response by the firm of Richard A.Eisner & Company, LLP indicating that it agrees with the statements made in response to Item 304(a) is filed herewith as Exhibit 16 to this Form 8-K.

In their response, the firm of Richard A. Eisner & Company, LLP clarifies that their audit report on the Company's June 30, 1996 financial statements was not a qualified report with respect to an uncertainty, but rather it contained an explanatory paragraph expressing substantial doubt about the company's ability to continue as a going concern. This was prior to the completion in May, 1997 of the Company's public stock offering and the other plans implemented by management.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly



Date   September 24, 1997                   /s/ Harry Dermer
       ------------------                   -------------------------
                                            Harry Dermer, President
                                            (Duly Authorized Officer)

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                                  EXHIBIT 16

                     Richard A. Eisner & Company, LLP
                        Accountants and Consultants
                           575 Madison Avenue
                         New York, NY 10022-2597
                 (212) 355-1700 Ph *** (212) 355-2414 Fax



                                                      August 19, 1997

Securities and Exchange Commission
Washington, DC 20549


                                         Re: Lexington Healthcare Group, Inc.

Ladies and Gentlemen:

We have read Item 4 of the current report on Form 8-K filed with you on August 18, 1997 and are in agreement with the statements contained therein except as follows:

We have no knowledge with respect to the matters discussed in the first paragraph relating to DiSanto Bertoline and Company, P.C., and all matters discussed in the third and fifth paragraphs.

With respect to paragraph two, we disagree with the reference made to our report on the Company's June 30, 1996 financial statements in that our report was not qualified with respect to an uncertainty, but rather contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.


                                  VERY TRULY YOURS,


                                  /s/ Richard A. Eisner and Company, LLP
                                  ---------------------------------------


                                  Richard A. Eisner & Company, LLP